Rule 497(e)

Registration No. 033-69084

1940 Act File No. 811-08062

NICHOLAS EQUITY INCOME FUND, INC.

NSEIX

SUPPLEMENT DATED NOVEMBER 1, 2025

TO THE SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS,

EACH DATED JULY 29, 2025

OF

Nicholas Equity Income Fund, Inc.

THIS SUPPLEMENT UPDATES THE SUMMARY AND STATUTORY PROSPECTUSES

PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE

The purpose of this supplement is to notify the shareholders of Nicholas Equity Income Fund, Inc. (the “Fund”) that Mr. David O. Nicholas has assumed the role of Lead Portfolio Manager of the Fund and Mr. Paul J. Knych has been named Co-Portfolio Manager of the Fund. The information regarding the previous lead portfolio manager found in the following sections of the prospectus dated July 29, 2025 is deleted and replaced with the following.

INFORMATION REQUIRED IN THE PROSPECTUS:

1. The section of the Summary Prospectus entitled “Portfolio Managers” and the section of the Prospectus entitled “SUMMARY — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Mr. David O. Nicholas is President, a Director and the Lead Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Nicholas served as Co-Portfolio Manager of the Fund from August 2016 to October 2025 and from July 2001 to April 2008. Mr. Paul J. Knych is a Vice President and Co-Portfolio Manager of the Fund. Mr. Knych served as Associate Portfolio Manager of the Fund from July 2024 to October 2025. He has been employed by the Adviser since September 2023.

2. The eighth paragraph of the section captioned “THE FUND’S INVESTMENT ADVISER” of the Prospectus is revised and restated as follows:

Mr. David O. Nicholas is the Lead Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Nicholas served as Co-Portfolio Manager of the Fund from August 2016 to October 2025 and from July 2001 to April 2008. Mr. Nicholas is President and a Director of the Fund, a Director of the Adviser and the President, Chief Executive Officer and Chief Investment Officer of the Adviser. Mr. Nicholas also serves as Lead Portfolio Manager to other funds managed by the Adviser and is a Chartered Financial Analyst. Mr. Paul J. Knych is the Co-Portfolio Manager of the Fund. He served as Associate Portfolio Manager of the Fund from July 2024 to October 2025. Mr. Knych is a Vice President of the Fund and a Vice President of the Adviser. Mr. Knych has been employed by the Adviser since September 2023. Prior to joining Nicholas Company, Inc., Mr. Knych was employed as a senior research analyst at Nuveen.